Exhibit 99.1

Hewlett Packard Enterprise 3000 Hanover Street Palo Alto, CA 94304 hpe.com

News Release Hewlett Packard Enterprise Announces Plans for Tax-Free Spin-Off and Merger of Enterprise Services Business with CSC

• Consolidation Expected to Create a New $26 Billion Pure-Play in Global IT Services • Move Also Unlocks Faster Growing, Higher-Margin and Stronger Free Cash Flow HPE

•                  Transaction will deliver HPE shareholders approximately $8.5 billion in expected after-tax value in stock-for-stock exchange;

•                  Merger of two businesses expected to produce first-year cost synergies of approximately $1 billion post-close, with run rate of $1.5 billion by end of year one;

•                  HPE shareholders will own approximately 50 percent of new combined company;

•                  Agreements between HPE and the new company will maintain focus on serving current customers and growing new business opportunities over time;

•                  Mike Lawrie to become chairman, president and CEO of new company, Meg Whitman to join board; board will be split 50/50 between directors nominated by HPE and CSC; Mike Nefkens to join new company’s executive team;

•                  One-time costs to separate Enterprise Services segment from HPE to be offset by lower costs associated with previously announced fiscal 2015 restructuring plan;

•                  HPE affirms fiscal 2016 non-GAAP diluted net earnings per share (EPS) outlook of $1.85 to $1.95 and updates fiscal 2016 GAAP diluted net EPS outlook to $1.68 to $1.78; and

•                  HPE to extend Q2 earnings call to elaborate on transaction; call to start at 4:30 p.m. ET today.

Editorial contact Elizabeth Pietrzak, Hewlett Packard Enterprise corpmediarelations@hpe.com

PALO ALTO, Calif., May 24, 2016 – Hewlett Packard Enterprise (NYSE: HPE) today announced plans for a tax-free spin-off and merger of its Enterprise Services business with CSC (NYSE: CSC), which will create a pure-play, global IT services powerhouse.  The spin-off and merger is the logical next step in the turnaround of HPE’s Enterprise Services segment.  It also allows a standalone HPE to further sharpen its leadership in building the vital end-to-end infrastructure solutions necessary to power the enterprise cloud and mobility revolutions.

Immediately following the transaction, currently targeted to be completed by March 31, 2017, HPE shareholders will own shares of both HPE and approximately 50 percent of the new company.  The transaction is intended to be tax-free to HPE and CSC and their respective shareholders for federal income tax purposes.

“The ‘spin-merger’ of HPE’s Enterprise Services unit with CSC is the right next step for HPE and our customers,” said Meg Whitman, president and chief executive officer of Hewlett Packard Enterprise.  “Enterprise Services’ customers will benefit from a stronger, more versatile services business, better able to innovate and adapt to an ever-changing technology landscape.”

“As a more powerful, versatile and independent global technology services business, this new company will be well positioned to help clients succeed on their digital transformation journeys,” said Mike Lawrie, CSC chairman, president and chief executive officer. “Together, CSC and HPE’s Enterprise Services will have the scale, foundation and next-generation technologies to innovate, compete and grow in a rapidly changing marketplace. We are excited by the great potential this merger brings to our people, clients, partners and investors, and by the opportunity to strengthen our relationship with Hewlett Packard Enterprise.”

On a pro forma basis, the new company that combines CSC and HPE’s Enterprise Services business is expected to have annual revenues of approximately $26 billion(1), more than 5,000 customers in 70 countries and employees in every major global region.  Mike Lawrie, the current head of CSC, will become chairman, president and CEO of the new company, and Meg Whitman will join the Board of Directors. The new company’s board will be split 50/50 between directors nominated by HPE and CSC.  CSC’s current CFO, Paul Saleh, will continue in that role in the new company after the transaction closes.  Additionally, Mike Nefkens, the current EVP and GM of HPE’s Enterprise Services business, will be a key part of the new company’s executive team and partner closely with Lawrie on building the new organization. Other executives and directors of the merged company, as well as the name of the company, will be announced at a later date.

The transaction is expected to deliver approximately $8.5 billion to HPE’s shareholders on an after-tax basis.  This includes an equity stake in the newly combined company valued at more than $4.5 billion, which represents approximately 50 percent ownership, a cash dividend of $1.5 billion, and the assumption of $2.5 billion of debt and other liabilities.  The merger of the two businesses is expected to produce first-year cost synergies of approximately $1 billion post-close, with a run rate of $1.5 billion by the end of year one.  There is an opportunity for additional synergies in subsequent years. As owners of approximately 50 percent of the merged company, HPE shareholders will share in the value of the synergies, as well as future growth in earnings.

One-time costs to separate the Enterprise Services segment from HPE will be offset by lower costs associated with the fiscal 2015 restructuring plan; there are no incremental one-time cash payments beyond those already communicated.  The transaction is subject to certain customary closing conditions.

Accelerating Focus in Two Businesses

The consolidation of CSC and HPE’s Enterprise Services segment will create a new company with substantial scale to serve customers more efficiently and effectively worldwide.  By combining, both organizations can more rapidly accelerate already-improved financial and operational performance.  For customers, this enhances global access to world-class offerings in next-generation cloud, mobility, application development and modernization, business process services, big data and analytics, workplace, IT services, and security, combined with deep industry experience in sectors that include financial services, transportation, consumer products, healthcare, and insurance.

At the same time, the transaction should create significant incremental value for shareholders by unlocking the faster growing, higher margin and stronger free cash flow HPE.  A standalone HPE, with $33 billion(2) in expected annual revenue, will sharpen its focus on secure, next-generation, software-defined infrastructure that leverages a world-class portfolio of servers, storage, networking, converged infrastructure, as well as its Helion Cloud platform and software assets.  By bringing together leadership positions in these key data center technologies, HPE will help customers run their traditional IT better, while building a bridge to multi-cloud environments.

Beyond the data center, HPE is redefining IT at the edge with its next generation of Aruba and computing products for campus, branch, and IoT applications.  In addition, through HPE’s Technology Services division, the company applies the necessary consulting capabilities to help customers.  HPE Financial Services offers customers financial flexibility to maximize their investments.  And, HPE will continue to leverage its portfolio of operations, security, and big data software assets that deliver machine learning and deep analytics capabilities to customers.

Whitman continued, “As two standalone companies with global scale, strong balance sheets and focused innovation pipelines, both HPE and the new company that combines CSC and HPE’s Enterprise Services segment will be well positioned as leaders in their respective markets.  For HPE, our balance sheet, capital allocation strategy, and cost structure will now be fully optimized for a faster growing, higher margin and more robust free cash flow business.  And, the new company will be in a stronger position to win than either organization could have been on its own.”

Both the new company and HPE will be well-capitalized and have capital structures set to take advantage of their distinct growth opportunities and cash flow profiles.  Each company will have its own equity currency, and investors will have the opportunity to invest in two companies with compelling and unique financial profiles well suited to their respective businesses.

Today’s announcement builds on the progress HPE has made to turn around the Enterprise Services business and improve its operating model, labor mix and financial profile.  In FY13, just three customers made up approximately 65 percent of HPE’s Enterprise Services operating profit.  Today, no single customer accounts for more than 10 percent.  The company has significantly improved HPE’s Enterprise Services cost structure by exiting high-cost data centers, improving low-cost location mix and rebalancing its workforce.  Over the three-year period, HPE’s Enterprise Services also has significantly improved service and response quality, leading to best in class net promoter scores from its customers.

As a result of customer diversification efforts and these other improvements, Enterprise Services delivered stable revenue for the first two quarters of fiscal 2016, which were the first quarters of year-over-year constant currency revenue growth since fiscal 2012.  In the second quarter of fiscal 2016, Enterprise Services reported its eighth consecutive quarter of year-over-year operating margin expansion.  Overall, HPE’s Enterprise Services is on track to achieve its long-term goal of a market competitive cost structure and operating margins.

Goldman Sachs & Co. is serving as financial advisor to HPE on the transaction.

(1) Based on $18 billion in trailing four quarters of revenue for the Enterprise Services segment, adjusted for Mphasis and Communications and Media Solutions (CMS), plus $8 billion in trailing 4 quarters of revenue for CSC, adjusted for recent acquisitions.

(2) Based on trailing four quarter segment revenue for EG, SW and HPEFS; HPE revenue is total HPE revenue calculated on a trailing four quarter basis, including inter-company eliminations, less the Enterprise Services segment, excluding Commercial and Media Solutions (CMS).

Financial Outlook

For the fiscal 2016 third quarter, Hewlett Packard Enterprise estimates non-GAAP diluted net EPS to be in the range of $0.42 to $0.46 and GAAP diluted net EPS to be in the range of $1.10 to $1.14. Fiscal 2016 third quarter non-GAAP diluted net EPS estimates exclude an after-tax gain on the divestiture of H3C technologies and other of approximately $1.06, and after-tax costs of approximately $0.38 per share, related to restructuring charges, the amortization of intangible assets, separation costs and acquisition and other related charges.

For fiscal 2016, Hewlett Packard Enterprise estimates non-GAAP diluted net EPS to be in the range of $1.85 to $1.95 and GAAP diluted net EPS to be in the range of $1.68 to $1.78. Fiscal 2016 non-GAAP diluted net EPS estimates exclude an after-tax gain on the divestiture of H3C technologies and other of approximately $1.06, and after-tax costs of approximately $1.23 per share, related to restructuring charges, the amortization of intangible assets, separation costs, acquisition and other related charges and tax indemnification adjustments.

Investment Community Conference Call

HPE will extend its conference call to discuss its fiscal second quarter financial results today to elaborate on the transaction; the call will start at 4:30 p.m. ET. Mike Lawrie, CSC’s chairman, president and CEO, will participate in the call to discuss this transaction along with HPE management.  For webcast details, go to investors.hpe.com.

About HPE

HPE is an industry-leading technology company that enables customers to go further, faster.  With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

About CSC

CSC (NYSE: CSC) leads clients on their digital transformation journeys. The company provides innovative next-generation technology services and solutions that leverage deep industry expertise, global scale, technology independence and an extensive partner community. CSC serves leading commercial and international public sector organizations throughout the world. CSC is a Fortune 500 company and ranked among the best corporate citizens. For more information, visit the company’s website at www.csc.com.

Forward Looking Statements

Information set forth in this communication, including statements as to Hewlett Packard Enterprise’s outlook and financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly-owned subsidiary of CSC and Everett SpinCo, Inc. (“Enterprise Services”) which will immediately follow the proposed spin-off of Enterprise Services from Hewlett Packard Enterprise, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These estimates and statements are subject to risks and uncertainties, and actual results might differ materially.

These statements are based on various assumptions and the current expectations of the management of Hewlett Packard Enterprise and CSC, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Hewlett Packard Enterprise or CSC. Forward-looking statements included herein are made as of the date hereof, and Hewlett Packard Enterprise and CSC undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Some forward-looking statements discuss Hewlett Packard Enterprise’s and CSC’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this press release include, but are not limited to, statements regarding the expected effects on Hewlett Packard Enterprise, Enterprise Services and CSC of the proposed distribution of Enterprise Services to Hewlett Packard Enterprise’s stockholders and merger of Enterprise Services with a subsidiary of CSC (the “Transaction”), the anticipated timing and benefits of the Transaction, including future financial and operating results, and whether the Transaction will be tax-free for Hewlett Packard Enterprise and its stockholders for U.S. federal income tax purposes, the combined company’s plans, objectives, expectations and intentions. Forward-looking statements also include all other statements in this press release that are not historical facts.

These statements are based on the current expectations of the management of Hewlett Packard Enterprise and CSC (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Hewlett Packard Enterprise’s and CSC’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; CSC’s ability to integrate Enterprise Services successfully after the closing of the Transaction and to achieve anticipated synergies; the risk that disruptions from the Transaction will harm Hewlett Packard Enterprise’s or CSC’s businesses; the effect of economic, competitive, legal, governmental and technological factors and other factors described under “Risk Factors” in each of Hewlett Packard Enterprise’s and CSC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Use of non-GAAP financial information

To supplement HPE’s historical and forecasted financial results presented on a GAAP basis, HPE provides non-GAAP diluted net earnings per share. Non-GAAP diluted net earnings per share is defined to exclude the effects of any restructuring charges, charges relating to the amortization of intangible assets, separation costs, acquisition and other related charges and tax indemnification adjustments recorded or expected to be recorded during the relevant period. In addition, non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefit associated with each non-GAAP item. Fiscal 2016 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $1.10 per share, related primarily to restructuring charges, the amortization of intangible assets, separation costs, acquisition and other related charges and tax indemnification adjustments.

HPE’s management uses non-GAAP financial measures, including HPE’s non-GAAP diluted net earnings per share, to evaluate and forecast HPE’s performance before gains, losses or other charges that are considered by HPE’s management to be outside of HPE’s core business segment operating results. These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HPE’s results as reported under GAAP. For example, items such as the amortization of intangible assets, though not directly affecting HPE’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in HPE’s non-GAAP diluted net earnings per share and therefore does not reflect the full economic effect of the loss in value of those intangible assets. In addition, items such as restructuring charges that are excluded from HPE’s non-GAAP diluted net earnings per share can have a material impact on HPE’s GAAP diluted net earnings per share. Other companies may calculate non-GAAP diluted net earnings per share differently than HPE does, which limits the usefulness of that measure for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

HPE compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HPE also provides reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials available at www.hpe.com/investor that include these non-GAAP financial measures, and HPE encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

HPE believes that providing non-GAAP financial measures to investors in addition to the related GAAP financial measures provides investors with greater transparency to the information used by HPE’s management in its financial and operational decision making and allows investors to see HPE’s results “through the eyes” of management. HPE further believes that providing this information better enables HPE’s investors to understand HPE’s operating performance and to evaluate the efficacy of the methodology and information used by HPE’s management to evaluate and measure such performance. Disclosure of non-GAAP financial measures also facilitates comparisons of HPE’s operating performance with the performance of other companies in HPE’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© 2016 Hewlett Packard Enterprise, L.P. The information contained herein is subject to change without notice. Hewlett Packard Enterprise shall not be liable for technical or editorial errors or omissions contained herein.

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  In connection with the proposed Transaction, CSC will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a prospectus.  CSC will also file a proxy statement which will be sent to the CSC shareholders in connection with their vote required in connection with the Transaction.  In addition, Enterprise Services expects to file a registration statement in connection with its separation from Hewlett Packard Enterprise.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSC, ENTERPRISE SERVICES AND THE TRANSACTION.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov.  These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Hewlett Packard Enterprise at Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246.